UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2004

WELLPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On November 30, 2004, WellPoint, Inc., (the “Company”) filed a Form 8-K (the “Form 8-K”) to report the completion of the merger (the “Merger”) of WellPoint Health Networks Inc., a Delaware corporation (“WellPoint Health”), with and into Anthem Holding Corp., an Indiana corporation and a direct wholly owned subsidiary of Anthem, Inc. (now named WellPoint, Inc.), an Indiana corporation (“Anthem”), as contemplated by the Amended and Restated Agreement and Plan of Merger, effective as of October 26, 2003, among Anthem, Anthem Holding Corp. and WellPoint Health.

This Form 8-K/A is being filed to provide certain additional information under Item 2.03 to the information originally included under such Item in the Form 8-K and to provide the financial information described under Item 9.01 below.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As a result of the Merger, all the rights and obligations of WellPoint Health were assumed by and automatically vested in Anthem Holding Corp. as the surviving entity of the Merger.  For more information regarding such rights and obligations, we refer you to WellPoint Health’s filings with the Securities and Exchange Commission.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

In response to part (b) of Item 9.01 of the Form 8-K, the Company stated that it would file the required financial information by amendment, as permitted by Instruction (a)(4) and (b)(2) to Item 9.01. The information provided pursuant to this Item 9.01 of this Form 8-K/A is being filed to provide the required financial information.

The following financial statements were filed as part of WellPoint Health’s Annual Report on Form 10-K for the year ended December 31, 2003 (File No. 001-13083) and are incorporated herein by this reference:

•	Audited Consolidated Financial Statements

•	Report of Independent Registered Public Accounting Firm

•	Consolidated Balance Sheets as of December 31, 2003 and 2002

•	Consolidated Statements of Income for the years ended December 31, 2003, 2002 and 2001

•	Consolidated Statements of Changes in Stockholders’ Equity for the years ended December 31, 2003, 2002 and 2001

•	Consolidated Statements of Cash Flows for the years ended December 31, 2003, 2002 and 2001

•	Notes to Consolidated Financial Statements

The following unaudited financial statements were filed as part of WellPoint Health’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (File No. 001-13083) and are incorporated herein by this reference:

•	Unaudited Consolidated Financial Statements

•	Unaudited Consolidated Balance Sheets as of September 30, 2004 and December 31, 2003

•	Unaudited Consolidated Statements of Income for the quarters and nine months ended September 30, 2004 and September 30, 2003

•	Unaudited Consolidated Statement of Changes in Stockholders’ Equity for quarter and the nine months ended September 30, 2004

•	Unaudited Consolidated Statements of Cash Flows for the nine months ended September 30, 2004 and September 30, 2003

•	Notes to Unaudited Consolidated Financial Statements

The following unaudited financial statement was filed as part of WellPoint Health’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (File No. 001-13083) and is incorporated herein by this reference:

•	Unaudited Consolidated Financial Statements

•	Unaudited Consolidated Statement of Changes in Stockholders’ Equity for quarter and the nine months ended September 30, 2003

(b) Pro forma financial information.

The following unaudited pro forma financial statements were filed as part of Anthem’s Registration Statement on Form S-4 (Registration No. 333-110830) and are incorporated herein by this reference:

•	Unaudited Pro Forma Combined Financial Statements

•	Unaudited Pro Forma Combined Income Statement for the year ended December 31, 2003

•	Notes to Unaudited Pro Forma Combined Financial Statements

The following unaudited pro forma financial statements are filed as part of this Form 8-K/A:

•	Unaudited pro forma combined balance sheet as of September 30, 2004

•	Unaudited pro forma combined income statement for the nine months ended September 30, 2004

•	Notes to the aforementioned unaudited pro forma combined financial statements

(c) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Exhibit

2.1	Amended and Restated Agreement and Plan of Merger, effective as of October 26, 2003, among Anthem, Inc. (now named WellPoint, Inc.), Anthem Holding Corp. and WellPoint Health Networks Inc. (incorporated herein by reference to Amendment No.1 to Anthem’s Form S-4, as filed with the Commission on May 11, 2004).*

3.1	Restated Articles of Incorporation of the Registrant.*

3.2	By-Laws of the Registrant.*

15.1	Letter regarding 2004 unaudited interim financial information.*

15.2	Letter regarding 2003 unaudited interim financial information.*

23.1	Consent of PricewaterhouseCoopers LLP.*

99.1	Press Release of WellPoint, Inc., issued on November 30, 2004.*

99.2	Undertakings to California Department of Managed Health Care, dated November 23, 2004, delivered by WellPoint Health Networks Inc., Blue Cross of California, Golden West Health Plan, Inc. Anthem, Inc. and Anthem Holding Corp. to the California Department of Managed Health Care.*

99.3	Undertakings to California Department of Managed Health Care, dated November 23, 2004, delivered by WellPoint Health Networks Inc., Golden West Health Plan, Inc., Anthem, Inc. and Anthem Holding Corp. to the California Department of Managed Health Care.*

99.4	Unaudited pro forma combined balance sheet as of September 30, 2004 and unaudited pro forma combined income statement for the nine months ended September 30, 2004

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLPOINT, INC.

By:	/s/ DAVID R. FRICK
Name: David R. Frick
Title: Executive Vice President and Chief Legal
and Administrative Officer

Dated: December 6, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit
2.1	Amended and Restated Agreement and Plan of Merger, effective as of October 26, 2003, among Anthem, Inc. (now named WellPoint, Inc.), Anthem Holding Corp. and WellPoint Health Networks Inc. (incorporated herein by reference to Amendment No.1 to Anthem’s Form S-4, as filed with the Commission on May 11, 2004).*

3.1	Restated Articles of Incorporation of the Registrant.*

3.2	By-Laws of the Registrant.*

15.1	Letter regarding 2004 unaudited interim financial information.*

15.2	Letter regarding 2003 unaudited interim financial information.*

23.1	Consent of PricewaterhouseCoopers LLP.*

99.1	Press Release of WellPoint, Inc., issued on November 30, 2004.*

99.2	Undertakings to California Department of Managed Health Care, dated November 23, 2004, delivered by WellPoint Health Networks Inc., Blue Cross of California, Golden West Health Plan, Inc. Anthem, Inc. and Anthem Holding Corp. to the California Department of Managed Health Care.*

99.3	Undertakings to California Department of Managed Health Care, dated November 23, 2004, delivered by WellPoint Health Networks Inc., Golden West Health Plan, Inc., Anthem, Inc. and Anthem Holding Corp. to the California Department of Managed Health Care.*

99.4	Unaudited pro forma combined balance sheet as of September 30, 2004 and unaudited pro forma combined income statement for the nine months ended September 30, 2004

*	Previously filed.